                                                                    EXHIBIT 10.3

                       HORIZON PHARMACEUTICAL CORPORATION
                    UNDER 1997 NONQUALIFIED STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

Optionee's Name and Address:

-----------------------------

-----------------------------

-----------------------------

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

                  Date of Grant
                                                      --------------------
                  Vesting Commencement Date
                                                      --------------------

                  Exercise Price per Share
                                                      --------------------

                  Total Number of Shares
                                                      --------------------

         VESTING SCHEDULE:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         25% of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date; 25% of the Shares subject to the Option shall vest twenty-four (24) months after the Vesting Commencement Date; 25% of the Shares subject to the Option shall vest thirty-six (36) months after the Vesting Commencement Date; and the remaining 25% of the Shares subject to the Option shall vest forty-eight (48) months after the Vesting Commencement Date.

         In the event of the first purchase of shares of Common Stock of the Company pursuant to a tender or exchange offer for at least a majority of the Company's outstanding shares of Common Stock by any person other than the majority shareholder(s) at the effective date of the Plan, any vesting period shall end and any unvested Options shall become immediately exercisable; provided, however, that if such purchase constitutes a Reorganization of the Company, the provisions of Section 12(c) of the Plan shall control.

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         1.       Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth above (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

         Your Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

         2.       Exercise of Option.

                  (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of the Optionee's death, Disability or other termination of the Optionee's employment, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement. Reference is made to Section 5 below. (b) Notice of Intent to Exercise. Prior to exercising this Option or any portion thereof, Optionee shall notify the Company that the Optionee is considering exercising the Option, and the Company shall provide Optionee with copies of information regarding the Company for evaluating the investment in the Shares. If any of the information to be so disclosed is confidential, the Company shall first require Optionee to execute a confidentiality or trade secret agreement in form acceptable to the Company. In addition, the Company will provide to Optionee such other non-confidential information regarding the Company which Optionee shall reasonably request for evaluating the investment in the Shares.

                  (b) Notice of Intent to Exercise. Prior to exercising this Option or any portion thereof, Optionee shall notify the Company that the Optionee is considering exercising the Option, and the Company shall provide Optionee with copies of information regarding the Company for evaluating the investment in the Shares. If any of the information to be so disclosed is confidential, the Company shall first require Optionee to execute a confidentiality or trade secret agreement in form acceptable to the Company. In addition, the Company will provide to Optionee such other non-confidential information regarding the Company which Optionee shall reasonably request for evaluating the investment in the Shares.

                  (c) Method of Exercise. Following compliance with Section 2(b) above, an Option or any portion thereof is exercisable by delivery of an exercise notice, in the form attached as EXHIBIT A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"'), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the Exercise Price as to the Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.


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
         3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  (a)      cash;

                  (b)      check;

                  (c) other Shares, with the certificate(s) therefor registered in the Optionee's name, which (A) in the case of an Optionee who is a
Section 16 Insider, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                  (e) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (f) a written instruction by the Optionee to the Company to withhold from the Shares otherwise issuable upon the exercise of the Option that number of Shares having a Fair Market Value as of the date of exercise equal to the cash exercise price of the Shares being purchased; provided, however, that in the case of an Optionee who is a Section 16 Insider, such written instruction is received either (A) within ten (10) business days beginning on the third (3rd) business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth (12th) business day following such day or (B) at least six (6) months prior to the date of exercise of such Option;

                  (g)      any combination of the foregoing methods of payment;
or

                  (h) such other consideration and method of payment for the issuance of Shares to the extend permitted by Applicable Laws.

         4. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.


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

         5. Term of Option. The vested portion of this Option may be exercised in whole or in part through the 10th anniversary of the date hereof; provided, however, that the term of this Option shall earlier expire as follows:

                  (a) For Employees (as defined in the Plan), the term of this Option shall expire on the 60th day following termination of employment, except that if employment terminates as a result of the Optionee's disability or death, then the Option shall expire on the first anniversary of the date of such disability or death in accordance with Sections 10(c) and 10(d) of the Plan.

                  (b) For non-employee Directors or Independent Contractors (as defined in the Plan), the Option shall expire on the 60th day following the termination of Optionee's service as a non-employee Director or Independent Contractor, as the case may be.

         6. Tax Consequences. The Optionee may have tax consequences relating to the Option. Reference is made to EXHIBIT B attached.

         7. Securities Laws Restrictions and Other Restrictions on Transfer of Option Shares. You represent that when you exercise your Option you shall be purchasing Option Shares for your own account and not on behalf of others. You understand and acknowledge that federal and state securities laws govern and restrict your right to offer, sell or otherwise dispose of any Option Shares unless your offer, sale or other disposition thereof is registered under the Securities Act and state securities laws, or in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. You agree that you shall not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law. You further understand that the certificates for any Option Shares you purchase shall bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

         8. Rights of Participants. If you are an Employee of the Company, nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate your employment at any time (with or without Cause), nor confer upon you any right to continue in the employ of the Company for any period of time or to continue your present (or any other) rate of compensation, and in the event of your termination of employment (including, but not limited to, termination by the Company without Cause) any portion of your Option that was not previously vested and exercisable shall be forfeited. With respect to all Optionees, nothing in this Agreement shall confer upon you any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Option Shares subject to your Option upon the occurrence of subsequent events except as provided in Section 9 below.


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

         9. Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Administrator may, in order to prevent the dilution or enlargement of rights under your Option, make such adjustments in the number of type of shares authorized by the Plan, the number of type of shares covered by your Option and the Exercise Price specified herein as may be determined to be appropriate and equitable. Reference is made to
Section 12 of the Plan which more specifically describes adjustments upon the occurrence of certain events.

         10. Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from you from any amounts due and payable by the Company to you (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under the Plan, and the Company may defer such issuance unless indemnified by you to its satisfaction. Reference is made to Section 20 of the Plan which more specifically describes the terms and conditions of tax withholding.

         11.      Restrictive Legend.

                  (a) Legend. The certificates representing the Option Shares shall bear substantially the following legend, in addition to any other legends as may be required by law:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN OTHER AGREEMENTS (WHICH MAY INCLUDE ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN REPURCHASE OPTIONS) SET FORTH IN AN OPTION AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THIS OPTION, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

                  (b) Opinion of Counsel. You may not sell, transfer or dispose of any Option Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

                  (c) Holdback. You agree not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the one hundred eighty (180) days after the effectiveness of any primary or secondary registration of the Company's Common Stock, except as part of such registration if otherwise permitted.


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

                  (d) Removal of Restrictive Legend. Whenever the restrictions imposed by this Section on Shares issued pursuant to an Option granted hereunder shall terminate, as provided above, any holder of the Shares as to which such restrictions apply shall be entitled to receive promptly from the Company, without expense, a new certificate, not bearing the restrictive legends which would otherwise be applicable. 12. Restrictions on Transfer.

         12.      Restrictions on Transfer.

                  (a) Transfer of Option Shares. No sale, pledge or other transfer of any interest in any Option Shares shall be made except pursuant to a Public Sale or pursuant to the Plan and the foregoing provisions of this Option Agreement ("Exempt Transfers"), and except pursuant to this Section. For purposes hereof, "Public Sale" means any sale of Option Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

                  At least thirty (30) days prior to making any transfer other than an Exempt Transfer, you shall deliver a written notice (the "Sale Notice") to the Company. The Sale Notice shall disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. No such transfer shall be consummated until thirty (30) days after the Sale Notice has been delivered to the Company, unless the parties to the transfer have been finally determined pursuant to this Section prior to the expiration of such thirty (30) day period. (The date of the first to occur of such events is referred to herein as the "Authorization Date").

                  (b) First Refusal Rights. The Company may elect to purchase all or any portion of the Option Shares to be transferred by the holder thereof upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the holder within twenty (20) days after the receipt of the Sale Notice by the Company. The Company shall have up to thirty (30) days to consummate the purchase and sale of Option Shares. If the Company has not elected to purchase all of the Option Shares specified in the Sale Notice, the holder of the Option Shares may transfer the remaining Option Shares specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the sixty (60) day period immediately following the Authorization Date. Any Option Shares not transferred within such 60-day period shall be subject to the provisions of this subsection (b) of this Section upon subsequent transfer.

                  (c) Certain Permitted Transfers. The restrictions contained in this Section shall not apply with respect to transfers of Option Shares (i) pursuant to applicable laws of descent and distribution or (ii) among the Optionee's Family Group (hereinafter defined); provided that the restrictions contained in this Section shall continue to be applicable to the Option Shares after any such transfer and the transferees of such Option Shares have agreed in writing to be bound by the provisions of the Plan and Option Agreement. For purposes hereof, "Family Group" means the Optionee's spouse and descendants (by birth or adoption).


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

         13. Entire Agreement. The Plan, a copy of which is attached hereto as EXHIBIT C, is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                           HORIZON PHARMACEUTICAL CORPORATION

                                    By:
----------------------                 --------------------------
Signature
                                    Title:
----------------------                    -----------------------
Print Name

                                    EXHIBIT A

                       HORIZON PHARMACEUTICAL CORPORATION
                      1997 NON-QUALIFIED STOCK OPTION PLAN

                                 EXERCISE NOTICE


Horizon Pharmaceutical Corporation
660 Hembree Parkway
Suite 106
Roswell, Georgia 30076
Attention:  Secretary

         1. Exercise of Option. Effective as of today, _____________, ______, the undersigned ("Purchaser") hereby elects to purchase _____________ shares (the "Shares") of the Common Stock of Horizon Pharmaceutical Corporation (the "Company") under and pursuant to the 1997 Non-Qualified Stock Option Plan (the "Plan") and the Nonqualified Stock Option Agreement dated _____________, ______, (the "Option Agreement"). The purchase price for the Shares shall be as set forth in the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan, the Option Agreement and other information provided by the Company to the Purchaser for the purpose of evaluating the investment in the Shares of the Company and agrees to abide by and be bound by their terms and conditions, as applicable.

         4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares and has read and understands EXHIBIT B to the Option Agreement. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.


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

         6. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:                                 Accepted by:

PURCHASER:                                    HORIZON PHARMACEUTICAL CORPORATION

                                              By:
-----------------------------                     ----------------------------
Signature
                                                  Title:
-----------------------------                           ----------------------
Print Name

Residence Address:

---------------------------

---------------------------

---------------------------




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


                                    EXHIBIT B

                    Certain Federal Income Tax Considerations
              Relating to Nonqualified Stock Options under the Plan


         The following discussion addresses certain federal income tax consequences to recipients of options under the Plan.

NONQUALIFIED STOCK OPTIONS

         Nonqualified Stock Options granted under the Plan cannot qualify as Incentive Stock Options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         GRANT OF NQSO. Under current interpretations of the Code, the grant of a Nonqualified Stock Option to an optionee will not result in the recognition of any taxable income to the optionee because a Nonqualified Stock Option does not have a readily ascertainable fair market value on the date it is granted.

         EXERCISE OF NQSO. Upon exercise of the Nonqualified Stock Option, the optionee will generally recognize ordinary income equal to the excess of the fair market value of the shares received upon exercise of the Nonqualified Stock Option (the "NQSO Shares") over the exercise price.

         However, taxation will be deferred after exercise of the Nonqualified Stock Option (i) if the NQSO Shares are subject to restrictions imposed in the stock option agreement which could result in a substantial risk of their forfeiture or (ii) if the optionee is subject to the "short-swing profit" forfeiture provisions of Section 16(b) of the Securities Exchange Act of 1934 (if the company is a public company), unless the optionee makes an election pursuant to Section 83(b) of the Code (an "83(b) Election"), within 30 days of receipt of the NQSO Shares to be taxed on the date of receipt of the NQSO Shares. If NQSO Shares are subject to a substantial risk of forfeiture and no 83(b) Election is made, the optionee will recognize ordinary income when the NQSO Shares are no longer subject to such restrictions or the optionee is no longer subject to Section 16(b) liability in an amount equal to the excess of the value of the NQSO Shares at such time over the exercise price.

         TAX BASIS IN SHARES. The optionee's tax basis for the NQSO Shares will be equal to the exercise price paid by the optionee plus the amount includible in the optionee's ordinary income from such exercise.

         SALE OF NQSO SHARES. The optionee's holding period for the NQSO Shares for determining long, mid or short-term gains or losses on the subsequent sale of the NQSO Shares will commence on the date on which the NQSO Shares are acquired.

GENERAL

         The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of Options under the Plan. It is strongly recommended that all award recipients consult their own tax advisors concerning the federal, state and local income and other tax considerations relating to such awards and rights thereunder. In particular, it is recommended that each award recipient consult his or her own tax advisor as to the alternative minimum tax consequences of an award, the special tax considerations for an award recipient who is subject to Section 16(b), of the Securities Exchange Act of 1934 (if the Company is a public company), whether it would be beneficial to make a Section 83(b) Election, and as to any state tax consequences relating to grants under the Plan.


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


                                    EXHIBIT C

                       HORIZON PHARMACEUTICAL CORPORATION
                      1997 NON-QUALIFIED STOCK OPTION PLAN

                  As Amended by Board of Director resolutions adopted on December 4, 1997, December 7, 1998, and March 17, 1999


1.       Purposes of the Plan: The purposes of this Stock Plan are:

         * to attract and retain the best available personnel for positions of substantial responsibility,
         *        to provide additional incentive to Eligible Participants, and
         *        to promote the success of the Company's business.

2.       Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

         (c)      "Board" means the Board of Directors of the Company.

         (d)      "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

         (f)      "Common Stock" means the Common Stock of the Company.

         (g) "Company" means Horizon Pharmaceutical Corporation, a Delaware corporation.

         (h) "Continuous Status as an Employee" means that the employment relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.

         (i)      "Director" means a member of the Board.

         (j) "Disability" means total and permanent disability as defined in the Company's long-term disability plan or, in the event the Company does not have a long-term disability plan, as defined in Section 22(e)(3) of the Code.

         (k) "Eligible Participant" means any Employee, Director (Employee or non-employee), or Independent Contractor. If and to the extent any state and/or federal securities laws, rules or regulations limit the eligible participants to Employees of the Company or otherwise limits the eligible participants, then the Eligible Participants in such jurisdiction shall be so limited under this Plan.


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

         (l) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company. Each Officer is an Employee. A Director is not necessarily an Employee; serving as a Director (including receiving a director's fee from the Company) does not by itself constitute "employment" by the Company.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is fisted on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (o) "Independent Contractor" means any person who is an advisor or consultant to the Company, but who is not an Employee.

         (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

         (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r)      "Option" means a stock option granted pursuant to the Plan.

         (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

         (u) "Optioned Stock" or "Option Shares" means the Common Stock subject to an Option.

         (v) "Optionee" means an Eligible Participant who holds an outstanding Option.

         (w) "Parent" means a `parent corporation', whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (x)      "Plan" means this 1997 Non-Qualified Stock Option Plan.


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

         (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (z)      "Section 16 Insider" means an insider who is subject to
Section 16 of the Securities Exchange Act of 1934, as amended.

         (aa)     "Securities Act" means the Securities Act of 1933, as amended.

         (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

         (cc) "Subsidiary" means a `subsidiary corporation', whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 4,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexcerisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.       Administration of the Plan.

         (a)      Procedure.

                  (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, if applicable, the Plan may be administered by different bodies with respect to Directors, non-Employee Directors, Officers who are not Directors, Employees who are neither Directors nor Officers, and Independent Contractors.

                  (ii) Administration with Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                  (iii) Administration with Respect to Directors and Officers Not Subject to Section 16(b) and with Respect to Other Persons. With respect to Option grants made to Directors and Officers not subject to Section 16(b), Employees who are neither Directors nor Officers of the Company, and Independent Contractors, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                  (ii) to select the Eligible Participants to whom Options may be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  (v)      to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any right to repurchase Option Shares by the Company, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                  (xii)    to institute an Option Exchange Program;

                  (xiii) to determine the terms and restrictions applicable to Options; and

                  (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility. Options may be granted to Eligible Participants. Employees must also meet the eligibility requirements set forth in Section 21 of the Plan. If otherwise eligible, an Eligible Participant who has been granted an Option may be granted additional Options.

6.       Limitations.

         (a)      Each Option shall be designated in the Notice of Grant.

         (b) Neither the Plan nor any Option shall confer upon an Optionee who is an Employee any right with respect to continuing such Optionee's employment with the Company, nor shall they interfere in any way with such Optionee's right or the Company's right to terminate such employment at any time, with or without cause.

         (c) The following limitations shall apply to grants of Options to Eligible Participants:

                  (i) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

                  (ii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Notice of Grant.

9.       Option Exercise Price and Consideration.

         (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator.

         (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of.

                  (i)      cash;

                  (ii)     check;

                  (iii) other Shares, with the certificate(s) therefor registered in the Optionee's name, which (A) in the case of an Optionee who is a
Section 16 Insider, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                  (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vi) a written instruction by the Optionee to the Company to withhold from the Shares otherwise issuable upon the exercise of the Option that number of Shares having a Fair Market Value as of the date of exercise equal to the cash exercise price of the Shares being purchased; provided, however, that in the case of an Optionee who is a Section 16 Insider, such written instruction is received either (A) within ten (10) business days beginning on the third (3rd) business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth (12th) business day following such day or (B) at least six (6) months prior to the date of exercise of such Option;

                  (vii)    any combination of the foregoing methods of payment;
or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.      Exercise of Option.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no rights to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

         Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b)      Termination of Employment.

         The following provisions of this subsection (b) apply only to Optionees who are Employees on the date of an Option grant. Unless otherwise specified by the Administrator in writing at or subsequent to the grant, upon termination of employment for any reason other than upon the Optionee's Disability, death or retirement at or after age 65, the Option shall terminate and the Optionee's right to exercise any Option shall end immediately upon the termination of employment. For purposes of this Section 10(b), "termination of employment" shall be deemed to have occurred at the close of business on the last day on which the Optionee is carried as an active employee on the records of the Company.

         If the Optionee is given the right in writing to exercise such option for a specified period of time following termination of employment, the Optionee may exercise such Option, but only within such period of time as is specified in such writing, and only to the extent that the Optionee was entitled to exercise it at the date of termination of employment (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination of employment, the Optionee is not entitled to exercise the entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination of employment, the Optionee does not exercise the Option within the time specified, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) Disability of Optionee. The following provisions of this subsection (c) apply only to Optionees who are Employees on the date of an Option grant. In the event that an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise the Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death Of Optionee. In the event of death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise the entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Rule 16b-3. Options granted to Section 16 Insiders must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (f) Retirement At or After Age 65. The following provisions of this subsection (f) apply only to Optionees who are Employees on the date of an Option grant. Upon retirement from the Company at or after age 65, the Option may be exercised by the retired Employee at any time during the Option's term as set forth in the Notice of Grant. In the event of the death of such retired Employee prior to the expiration of the term of such Option as set forth in the Notice of Grant, the provisions of Paragraph (d) of this Section 10 shall apply.

11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12.      Adjustments upon Changes in Capitalization, Dissolution, Merger or
Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise the Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

         (c)      Merger, Reorganization Asset Sale. For purposes of this
Section 12, "Reorganization of the Company" shall mean a merger of the Company with or into another corporation, a reorganization or consolidation in which the Company is not the surviving or acquiring company, a sale of securities of the Company whereby the Company becomes a wholly-owned subsidiary of another company, or the sale of substantially all of the assets of the Company. In the event of a Reorganization of the Company, each outstanding Option may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent of the successor corporation. For purposes of this paragraph, the term "successor corporation" shall include the acquiring company, the purchaser of substantially all of the assets of the Company, and any successor company in a merger, reorganization or consolidation, as the case may be. In the event each outstanding Option is not so assumed or any equivalent option or right not so substituted, then (i) any vesting period shall end and any unvested Options shall become immediately exercisable, and (ii) the Administrator shall notify the Optionee that the Option shall be fully exercisable to the extent not exercised for a period of twenty (20) days from the date such notice is given, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed it following the Reorganization of the Company, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Reorganization of the Company, the consideration (whether stock, cash or other securities or property) received in the Reorganization of the Company by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Reorganization of the Company was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Reorganization of the Company.

13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14.      Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan, except the following amendments shall require majority shareholder approval:

                  (i) increase in the total number of shares subject to the Plan, except under Section 12 of the Plan relating to Adjustments; or

                  (ii) change in the term of the Plan set forth in Section 7 hereof

         (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is fisted or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15.      Conditions upon Issuance of Shares.

         (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the company, such a representation is required.

         (c) Restrictions. Restrictions may be imposed on Shares issued pursuant to an Option and a legend may be stamped or otherwise imprinted on the Share certificates.

         (d) Other Conditions. If the Company determines that listing, registration or qualification of Shares (or attempt to obtain an exemption therefrom) of any regulatory body is necessary or desirable, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent or approval is effected free of any conditions not acceptable to the Company.

16.      Liability of Company.

         (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14 of the Plan.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable Federal and state law. An Option shall not be exercisable in whole or in part prior to the date of approval of the Plan by the shareholders of the Company.

19. Exchange Act. At the time of adoption of the Plan, it is not anticipated that the Company will be subject to the Exchange Act, but provisions relating to the Exchange Act are included herein to be applicable at such time, if any, as the Company becomes subject to the Exchange Act.

20. Taxes Withheld. At the time of the exercise of any Option, the Company may require, as a condition of the exercise of such Option, the Optionee to pay the Company an amount equal to the amount of the tax the Company may be required to (A) withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with Applicable Laws, or
(B) collect from the Optionee and pay to the applicable taxing authorities. An Optionee may, with the approval of the Administrator, make an election to satisfy the tax withholding obligation by either (1) tendering to the Company shares of Common Stock owned by the Optionee, with the certificates therefor registered in the Optionee's name, having a Fair Market Value equal to the tax withholding obligation, and, in the case of an Optionee who is a Section 16 Insider, which have been owned by the Optionee for more than six (6) months on the date of surrender; or (2) instructing the Company to withhold from the Shares otherwise issuable upon the exercise of the Option that number of shares having a Fair Market Value equal to the tax withholding obligation; provided, however, that in the case of an Optionee who is a Section 16 Insider, such instruction is in writing and is received either (A) within ten (10) business days beginning on the third (3rd) business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth
(12th) business day following such day or (B) at least six (6) months prior to the date of exercise of such Option. The value of the shares of Common Stock to be delivered or withheld shall be based on the Fair Market Value of the shares of Common Stock on the date of exercise.

21. Eligibility for Consideration. Only the following Employees shall be eligible to be considered to receive grant(s) of Options under the Plan:

         (a) Employees who were in the employment of the Company before January 1, 1996 and who have Continuous Status as an Employee as of the date of grant.

         (b) Employees who are employed by the Company on or after January 1, 1996, upon expiration of twelve (12) months' employment with the Company, and who have Continuous Status as an Employee as of the date of grant.

22. Determinations of Administrator or Board. All determinations of the Administrator and the Board in connection with the Plan or Options hereunder shall be evidenced by minutes or other written documentation setting forth such determinations.

23. Documentation with Respect to Options. Each Option granted hereunder shall be evidenced by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, in such form as the Administrator shall approve from time to time.

24. Temporary or Permanent Suspension of Grant of Options. The Administrator in its discretion may decide not to grant any Options at any time or from time to time.

25. No Right to Continued Employment. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any Employee the right to continue in the employ of the Company.

26. Other Plans. The adoption of the Plan shall not affect any other stock option, stock purchase, incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other plans or forms of incentive or other compensation for Employees.

27.      Miscellaneous.

         (a) Whenever used herein, nouns in the singular shall include the plural, and pronouns shall include the masculine and feminine gender as the meaning shall require.

         (b) Headings of Sections and Paragraphs hereof are inserted for convenience of reference only and do not constitute a part of the Plan.

         (c) All notices to be given pursuant to the terms of the Plan shall be in writing. Notices required or permitted to be given under the Plan by the Administrator or the Company under Sections 12 or 27 of the Plan shall be deemed to have been given on the date which is five (5) days following deposit of same in the U.S. mail, registered or certified mail or Express Mail, postage prepaid, or with a nationally or internationally recognized courier service, prepaid, for no more than five (5)-day delivery, addressed to the addressee at the last address shown on the records of the Company.

                                  [END OF PLAN]